BLACKROCK FUNDSSM

BlackRock Global Long/Short Equity Fund

(the “Fund”)

Supplement dated May 20, 2022 to the Summary Prospectuses, the

Prospectuses and the Statement of Additional Information (“SAI”) of the Fund, each dated August 27, 2021, as supplemented to date

On May 10, 2022, the Board of Trustees (the “Board”) of BlackRock FundsSM, on behalf of the Fund, approved a change in the name of the Fund to “BlackRock Global Equity Market Neutral Fund.” Although the Fund’s investment process and investment strategy will not change in connection with the name change, certain clarifying updates are made to the Fund’s investment process and investment strategy disclosure in order to align the disclosure with the Fund’s new name. These changes are expected to become effective on or about September 1, 2022.

Accordingly, effective on or about September 1, 2022, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and SAI, as applicable:

Change in the Fund’s Name

BlackRock Global Long/Short Equity Fund is renamed BlackRock Global Equity Market Neutral Fund

Changes in the Fund’s Investment Strategy and Investment Process

The second paragraph of the section of the Summary Prospectuses and the Prospectuses entitled “Key Facts About BlackRock Global Long/Short Equity Fund — Principal Investment Strategies of the Fund” and “Fund Overview — Key Facts About BlackRock Global Long/Short Equity Fund — Principal Investment Strategies of the Fund” and the third paragraph of the section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies,” as applicable, are deleted in their entirety and replaced with the following:

The Fund intends to be market-neutral, which means that the Fund seeks to produce returns that have a low correlation to the returns of the equity markets in which the Fund invests. The Fund pursues this market-neutral strategy by taking both long and short positions in a variety of developed market equity instruments. The Fund expects to maintain long and short positions primarily through the use of swap agreements and other derivative instruments, such as futures, and may invest in such instruments without limitation. Although the Fund intends to maintain an overall long position in its portfolio investments, the Fund generally expects to maintain significant short positions in equity securities and equity-related instruments. In certain circumstances, these short positions may approach or reach the size of the overall long position. A long position arises where the Fund holds a security in its portfolio or maintains a position through a derivative instrument that provides economic exposure similar to direct ownership of the security. The Fund will have a short position where it sells a security it does not own by delivery of a borrowed security or has entered into a derivative instrument that provides economic exposure similar to a short sale of the security. The Fund looks to identify overvalued, undervalued or mispriced stocks and other equity instruments through proprietary ranking techniques. The Fund takes long positions primarily in securities that BlackRock has identified as attractive and short positions in such securities that BlackRock has identified as overvalued or poised for underperformance.

The second paragraph of the section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Investment Process” is deleted in its entirety and replaced with the following:

The Fund will offer investors a market-neutral strategy of both long and short exposure to equity instruments in a manner that seeks to produce returns that have low correlation to those obtained by investing in the market as a whole. The stock selection model, constructed by the Scientific Active Equity Team of BlackRock Advisors, LLC (“BlackRock”), will direct the strategy using advanced techniques to identify mis-valuation across stocks and markets.

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Shareholders should retain this Supplement for future reference.

PROSAI-GLSEQ-0522SUP

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